Exhibit 99(e)

                        [FIRST UNION LOGO APPEARS HERE]

                                1st Quarter 2001

                                 Earnings Review

                                April 16th, 2001

Cautionary Statement

A number of statements we will be making in our presentation and in the accompanying slides will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation's plans, goals, objectives, expectations, projections, targets, estimates and intentions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (many of which are beyond the Corporation's control).

Factors that could cause the Corporation's actual results to differ materially from such forward-looking statements are set forth in the Corporation's most recent Annual Report on Form 10-K, Current Reports on Form 8-K, including its Current Report on Form 8-K dated April 16, 2001, and Quarterly Reports on Form 10-Q.

                                                 [FIRST UNION LOGO APPEARS HERE]
First Quarter 2001 Financial Highlights
--------------------------------------------------------------------------------

Versus Q4 2000

o Met market expectations for EPS of $.69 per share cash operating basis or $.62 per share operating basis

o    Core businesses showed strength in a difficult market

o    Reserves for loan losses increased by $37 million

o    Charge-offs declined to .53% of loans from .64%

o    Total NPAs rose 4%

o Sales reduced assets held for sale from the strategic repositioning to $689 million from $4.3 billion

o    Expense growth of 0%

                                                 [FIRST UNION LOGO APPEARS HERE]
Summary Operating Results
================================================================================

-------------------------------------------------------------------------------------------------------------
                                                       2001                      2000
Operating Earnings Summary                           -------    -------------------------------------   1Q01
                                                       First     Fourth     Third    Second     First    vs
(In millions, except per share data)                 Quarter    Quarter   Quarter   Quarter   Quarter   4Q00
-------------------------------------------------------------------------------------------------------------
Net interest income (Tax-equivalent)                 $ 1,734     1,757     1,860     1,930     1,989     (1)%
Fee and other income                                   1,546     1,582     1,645     1,746     1,842     (2)
-------------------------------------------------------------------------------------------------------------
  Total revenue (Tax-equivalent)                       3,280     3,339     3,505     3,676     3,831     (2)
Provision for loan losses                                219       192       142       228       192     14
Noninterest expense                                    2,138     2,132     2,328     2,366     2,387      -
-------------------------------------------------------------------------------------------------------------
Income before income taxes (Tax-equivalent)              923     1,015     1,035     1,082     1,252     (9)
Income taxes                                             281       309       307       343       391     (9)
Tax-equivalent adjustment                                 32        25        26        25        23     28
-------------------------------------------------------------------------------------------------------------
Net income                                           $   610       681       702       714       838    (10)%
Net income (Cash basis)                              $   684       753       778       807       932     (9)%
-------------------------------------------------------------------------------------------------------------
Diluted earnings per share                           $  0.62      0.69      0.71      0.73      0.85    (10)%
Diluted earnings per share (Cash basis)              $  0.69      0.76      0.79      0.82      0.95     (9)%
Return on average stockholders' equity                 15.64%    15.36     15.76     17.74     20.31      -
Return on average stockholders' equity (Cash basis)    22.91%    21.55     22.15     30.18     34.03      -
-------------------------------------------------------------------------------------------------------------

Key Points

o Net interest income declined slightly, as anticipated. The decrease was principally the result of the expiration of strategic off-balance sheet positions and branch divestitures; partially offset by wider spreads in a lower rate environment

o    Very strong expense control

o Loan loss provision of $219 million exceeds charge-offs by $60 million and includes provisions of $15 million related to loans moved to assets held for sale

                                                 [FIRST UNION LOGO APPEARS HERE]
Key Financial Measures
--------------------------------------------------------------------------------

                                                       2001                                      2000
Operating Basis Performance Highlights               -------    -------------------------------------   1Q01
                                                       First     Fourth     Third    Second     First    vs
(In millions, except per share data)                 Quarter    Quarter   Quarter   Quarter   Quarter   4Q00
-------------------------------------------------------------------------------------------------------------
Cash operating earnings
Net income                                          $    684       753       778       807       932     (9)%
Diluted earnings per share                          $   0.69      0.76      0.79      0.82      0.95     (9)
Return on average tangible assets                       1.15%     1.26      1.26      1.30      1.54      -
Return on average tangible stockholders' equity        22.91     21.55     22.15     30.18     34.03      -
Overhead efficiency ratio                              62.80%    61.46     64.17     61.64     59.65      -
Operating leverage                                  $    (67)       31      (154)     (136)      (13)     -%
-------------------------------------------------------------------------------------------------------------
Other financial data
Fee income as % of total revenue                       47.13%    47.38     46.93     47.50     48.08      -
Average diluted shares (In thousands)                975,847   990,445   986,763   981,940   984,095     (1)%
Actual shares (In thousands)                         981,268   979,963   986,004   986,394   984,148      -
Dividends paid per common share                     $   0.24      0.48      0.48      0.48      0.48    (50)
Dividend payout ratio                                  38.71%    69.57     67.42     65.75     56.47      -
Book value per share                                $  16.39     15.66     15.00     14.14     17.16      5%
Tier 1 capital ratio (a)                                7.16%     7.02      7.00      6.65      6.94      -
Total capital ratio (a)                                11.29     11.19     11.32     10.57     10.67      -
Leverage ratio (a)                                      5.88%     5.92      5.73      5.34      5.94      -
-------------------------------------------------------------------------------------------------------------
Other
FTE employees                                         69,368    69,971    70,533    72,890    72,016     (1)%
-------------------------------------------------------------------------------------------------------------
(a) The first quarter of 2001 is based on estimates.
-------------------------------------------------------------------------------------------------------------

Key Points

o Average diltued shares declined due to market value impact on share equivalents including forward contracts. No impact on EPS

o    Tier 1 capital ratio continued to improve

                                                 [FIRST UNION LOGO APPEARS HERE]
Net Interest Income
--------------------------------------------------------------------------------

================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                        2001                                                  2000
Interest Income Summary                               ---------   --------------------------------------------------    1Q01
                                                         First        Fourth        Third       Second        First      vs
(In millions)                                          Quarter       Quarter      Quarter      Quarter      Quarter     4Q00
--------------------------------------------------------------------------------------------------------------------------------
Average earning assets                                $203,720       202,606      211,089      220,061      215,754       1 %
Average interest-bearing liabilities                  $183,995       181,832      190,146      196,954      191,680       1 %
--------------------------------------------------------------------------------------------------------------------------------
Interest income (Tax-equivalent)                      $  4,057         4,289        4,491        4,517        4,336      (5)%
Interest expense                                         2,323         2,532        2,631        2,587        2,347      (8)
--------------------------------------------------------------------------------------------------------------------------------
  Net interest income (Tax-equivalent)                $  1,734         1,757        1,860        1,930        1,989      (1)%
--------------------------------------------------------------------------------------------------------------------------------
Rate earned                                               8.03 %        8.44         8.48         8.24         8.06       -
Equivalent rate paid                                      4.61          4.98         4.96         4.73         4.37       -
--------------------------------------------------------------------------------------------------------------------------------
  Net interest margin                                     3.42 %        3.96         3.52         3.51         3.69       -
--------------------------------------------------------------------------------------------------------------------------------

Key Points

o Margin declined 4 basis points to 3.42%, due to growth in trading account balances, primarily in equity derivatives

                                                 [FIRST UNION LOGO APPEARS HERE]
Fee and Other Income
================================================================================

-------------------------------------------------------------------------------------------------------------
                                                       2001                                     2000
Fee and Other Income                                 -------    -------------------------------------   1Q01
                                                       First     Fourth     Third    Second     First    vs
(In millions)                                        Quarter    Quarter   Quarter   Quarter   Quarter   4Q00
-------------------------------------------------------------------------------------------------------------
Service charges and fees                            $    468        481       508       491       486    (3)%
Commissions                                              375        383       365       375       468    (2)
Fiduciary and asset management fees                      381        387       384       374       366    (2)
Advisory, underwriting and other
  Capital Markets fees                                   198        187       148       182       209     6
Principal investing                                      (43)       (43)       34       205       199     -
Other income                                             167        187       206       119       114   (11)
-------------------------------------------------------------------------------------------------------------
     Total fee and other income                     $  1,546      1,582     1,645     1,746     1,842    (2)%
-------------------------------------------------------------------------------------------------------------

Key Points

o Solid fiduciary, asset management and commissions performance given challenging market conditions
o Capital Markets fees up on increased activity; principal investing losses same as 4Q00
o Other income down due to offsetting items, lower securitization/other gains vs. 4Q00

                                                 [FIRST UNION LOGO APPEARS HERE]
Noninterest Expense
================================================================================

-------------------------------------------------------------------------------------------------------------
                                                       2001                                     2000
Noninterest Expense                                  -------    -------------------------------------   1Q01
                                                       First     Fourth     Third    Second     First    vs
(In millions)                                        Quarter    Quarter   Quarter   Quarter   Quarter   4Q00
-------------------------------------------------------------------------------------------------------------
Salaries and employee benefits                      $  1,329      1,243     1,381     1,396     1,429     7 %
Occupancy                                                163        150       157       155       157     9
Equipment                                                205        221       213       210       214    (7)
Advertising                                                9         16        14        31        30   (44)
Communications and supplies                              110        123       117       122       125   (11)
Professional and consulting fees                          73         97        87        82        71   (25)
Goodwill and other intangible amortization                78         80        79       100       102    (3)
Sundry expense                                           171        202       280       270       259   (15)
-------------------------------------------------------------------------------------------------------------
     Total noninterest expense                      $  2,138      2,132     2,328     2,366     2,387     - %
-------------------------------------------------------------------------------------------------------------
FTE employees                                         69,368     69,971    70,533    72,890    72,016    (1)%
Overhead efficiency ratio (Cash basis)                 62.80 %    61.46     64.17     61.64     59.65     -
-------------------------------------------------------------------------------------------------------------

Key Points

o Total expenses were flat, the result of an intense focus on cost control
o Personnel expense up due to 4Q00 reductions in incentives to reflect full year 2000 performance

                                                 [FIRST UNION LOGO APPEARS HERE]
Consolidated Results

====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                   Three Months Ended March 31, 2001
First Union Corporation                               --------------------------------------------------------------
Performance Summary                                    General        Capital     Capital
(In millions)                                             Bank      Management    Markets      Parent   Consolidated
--------------------------------------------------------------------------------------------------------------------
Income statement data
---------------------
Net interest income                                   $  1,085            78          426          113        1,702
Fee and other income                                       340           765          312          129        1,546
Intersegment revenue                                        25           (12)         (12)          (1)           -
---------------------------------------------------------------------------------------------------------------------
  Total revenue                                          1,450           831          726          241        3,248
Provision for loan losses                                  101             -           70           48          219
Noninterest expense                                        908           658          467          105        2,138
Income tax expense                                         149            60           39           33          281
---------------------------------------------------------------------------------------------------------------------
  Operating earnings                                  $    292           113          150           55          610
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Performance and other data
--------------------------
Economic profit                                       $    218            83          (24)          94          371
Risk adjusted return on capital (RAROC)                  36.62 %       45.96        10.46        35.35        24.05
Economic capital                                      $  3,586           987        6,282        1,651       12,506
Overhead efficiency ratio                                61.41 %       79.12        60.84        18.91        62.80
Average loans, net                                    $ 63,596         4,535       42,642        9,077      119,850
Average core deposits                                 $ 98,535         8,004        9,472        2,181      118,192
---------------------------------------------------------------------------------------------------------------------


Key Points

o Earnings/Profit: General Bank earned almost half of operating earnings and almost 60% of economic profit
o RAROC: Capital Management reported very strong return, with Capital Markets almost covering its 12% cost of capital
o Efficiency Ratio: General Bank may offer opportunity to improve over time. Capital Management reasonable

                                                 [FIRST UNION LOGO APPEARS HERE]
General Bank

================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                        2001                                                  2000
General Bank                                          ---------   --------------------------------------------------    1Q01
Performance Summary                                      First        Fourth        Third       Second        First      vs
(In millions)                                          Quarter       Quarter      Quarter      Quarter      Quarter     4Q00
--------------------------------------------------------------------------------------------------------------------------------
Income statement data
---------------------
Net interest income                                   $  1,085         1,104        1,100        1,090        1,071      (2)%
Fee and other income                                       340           351          347          295          299      (3)
Intersegment revenue                                        25            25           24           25           26       -
--------------------------------------------------------------------------------------------------------------------------------
  Total revenue                                          1,450         1,480        1,471        1,410        1,396      (2)
Provision for loan losses                                  101            73           51           46           38      38
Noninterest expense                                        908           970          926          945          925      (6)
Income tax expense                                         149           142          163          137          142       5
--------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                  $    292           295          331          282          291      (1)%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
--------------------------
Economic profit                                       $    218           198          214          165          173      10 %
Risk adjusted return on capital (RAROC)                  36.62 %       33.44        33.97        29.01        30.55       -
Economic capital                                      $  3,586         3,692        3,897        3,918        3,766      (3)
Overhead efficiency ratio                                61.41 %       63.99        61.56        65.51        64.78       -
Average loans, net                                    $ 63,596        61,735       60,029       58,105       56,491       3
Average core deposits                                 $ 98,535        98,184       97,186       97,499       97,552       - %
--------------------------------------------------------------------------------------------------------------------------------

Key Points

o Solid loan growth of 3% and modest deposit growth in a seasonally down quarter

                                                 [FIRST UNION LOGO APPEARS HERE]
General Bank
Key Operating Measures

================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                        2001                                                  2000
General Bank Key Metrics                              ---------   --------------------------------------------------    1Q01
                                                         First        Fourth        Third       Second        First      vs
                                                       Quarter       Quarter      Quarter      Quarter      Quarter     4Q00
--------------------------------------------------------------------------------------------------------------------------------
Customer overall satisfaction score (a)                   6.29          6.27         6.22         6.19         6.13       - %
Online customers (In thousands)                          2,640         2,367        2,149        1,868        1,583      12
Financial centers                                        2,164         2,193        2,253        2,258        2,305      (1)
ATMs                                                     3,676         3,772        3,831        3,832        3,786      (3)%
--------------------------------------------------------------------------------------------------------------------------------
(a) Gallup survey measured on a 1-7 scale; 6.4 = "best in class".
--------------------------------------------------------------------------------------------------------------------------------

Key Points

o Financial Centers recorded 8th consecutive quarterly increase in customer satisfaction measures

o Customers attrition was 13% for 4Q00 vs. 13.6% for 3Q00

o Financial Center staffing levels continue to run close to 100% level

Capital Management                              [FIRST UNION LOGO APPEARS HERE]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                          2001                                                2000
Capital Management                                     ---------   --------------------------------------------------   1Q01
Performance Summary                                      First        Fourth        Third       Second        First      vs
(In millions)                                           Quarter       Quarter      Quarter      Quarter      Quarter    4Q00
--------------------------------------------------------------------------------------------------------------------------------
Income statement data
---------------------
Net interest income                                   $     78            89           87           91           90       (12) %
Fee and other income                                       765           777          761          752          851        (2)
Intersegment revenue                                       (12)          (12)         (13)         (13)         (13)        -
--------------------------------------------------------------------------------------------------------------------------------
  Total revenue                                            831           854          835          830          928        (3)
Provision for loan losses                                    -             -            -            -            -         -
Noninterest expense                                        658           650          647          619          708         1
Income tax expense                                          60            70           64           72           75       (14)
--------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                  $    113           134          124          139          145       (16) %
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
--------------------------
Economic profit                                       $     83           103           94          108          112       (19) %
Risk adjusted return on capital (RAROC)                  45.96 %       54.39        50.08        56.91        54.57         -
Economic capital                                      $    987           971          977          972        1,059         2
Overhead efficiency ratio                                79.12 %       76.09        77.37        74.56        76.26         -
Average loans, net                                    $  4,535         4,424        4,295        4,250        4,026         3
Average core deposits                                 $  8,004         7,879        7,935        7,888        7,740         2  %
--------------------------------------------------------------------------------------------------------------------------------

Key Points

o Good revenue performance during a period of steeply declining markets

o In Brokerage, higher asset-based fees offset lower brokerage commissions (Please note that JW Genesis commissions are reported on a net fee basis)

                                                    [FIRST UNION LOGO GOES HERE]

Capital Management
Key Operating Measures

--------------------------------------------------------------------------------------------------------------------------------
                                                          2001                                                2000
Capital Management Key Metrics                         ---------   --------------------------------------------------   1Q01
                                                         First        Fourth        Third       Second        First      vs
(In millions)                                           Quarter       Quarter      Quarter      Quarter      Quarter    4Q00
--------------------------------------------------------------------------------------------------------------------------------
Trust assets                                          $ 81,576        85,933        87,922      83,499       92,033        (5)%
Mutual fund assets                                      86,767        84,797        85,223      82,131       82,967         2
--------------------------------------------------------------------------------------------------------------------------------
  Total assets under management                       $168,343       170,730       173,145     165,630      175,000        (1)
--------------------------------------------------------------------------------------------------------------------------------
Gross fluctuating mutual fund sales                   $  1,983         1,713         1,819       1,656        2,020        16 %
--------------------------------------------------------------------------------------------------------------------------------
Assets under care (Excluding AUM)                     $489,380       485,516       500,962     507,193      508,635         1
--------------------------------------------------------------------------------------------------------------------------------
Registered representatives (Actual)                      7,784         7,459         7,342       7,091        6,881         4
Brokerage offices (Actual)                               2,695         2,568         2,623       2,604        2,647         5 %
--------------------------------------------------------------------------------------------------------------------------------

Key Metrics

o Registered reps increased due to acquisition of JW Genesis

o Asset Management, Wealth and Trust Services balanced portfolio offerings mitigated the impact of lower market valuations; mutual fund assets reached a record level due to money market inflows

                                                    [FIRST UNION LOGO GOES HERE]
Capital Markets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                          2001                                                2000
Capital Markets                                        ---------   --------------------------------------------------   1Q01
Performance Summary                                      First        Fourth        Third       Second        First      vs
(In millions)                                           Quarter       Quarter      Quarter      Quarter      Quarter    4Q00
--------------------------------------------------------------------------------------------------------------------------------
Income statement data
Net interest income                                    $    426          410          393          371          397       4 %
Fee and other income                                        312          267          362          533          544      17
Intersegment revenue                                        (12)         (13)         (12)         (12)         (12)      8
--------------------------------------------------------------------------------------------------------------------------------
  Total revenue                                             726          664          743          892          929       9
Provision for loan losses                                    70          124           83          126           89     (44)
Noninterest expense                                         467          429          529          479          454       9
Income tax expense                                           39          (50)          19           72          108       -
--------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                   $    150          161          112          215          278      (7)%
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
Economic profit                                        $    (24)          19          (52)          87          141       - %
Risk adjusted return on capital (RAROC)                   10.46%       13.22         8.67        17.96        22.33       -
Economic Capital                                       $  6,282        6,252        6,127        5,871        5,480       -
Overhead efficiency ratio                                 60.84%       53.38        67.30        51.13        46.83       -
Average loans, net                                     $ 42,642       42,325       42,452       43,069       41,560       1
Average core deposits                                  $  9,472        9,251        9,099        8,928        9,210       2 %
--------------------------------------------------------------------------------------------------------------------------------

Key Points
o Fee income increased 17% primarily due to strong results in Fixed Income from strong syndicate deal flow, improved trading results, and increased revenue in equity derivatives
o Decline in affordable housing write-downs was offset by asset securitization trading losses
o Increase in expenses due to 4Q00 incentive accrual adjustments; excluding incentives, expenses unchanged reflecting efforts in 2000

                                                 [FIRST UNION LOGO APPEARS HERE]
Loan and Deposit Growth
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                          2001                                                2000
                                                       ---------   --------------------------------------------------   1Q01
Average Balance Sheet Data                               First        Fourth        Third       Second        First      vs
(In millions)                                           Quarter       Quarter      Quarter      Quarter      Quarter    4Q00
--------------------------------------------------------------------------------------------------------------------------------
Commercial loans                                        77,270         76,253       75,380       75,951      73,939       1
Consumer loans                                          42,580         43,840       48,095       56,663      57,542      (3)
--------------------------------------------------------------------------------------------------------------------------------
  Total loans                                        $ 119,850        120,093      123,475      132,614     131,481       -  %
--------------------------------------------------------------------------------------------------------------------------------
Core interest-bearing deposits                          91,149         91,069       89,637       89,285      89,385       -
Noninterest-bearing deposits                            27,043         27,875       28,437       28,971      28,687      (3)
--------------------------------------------------------------------------------------------------------------------------------
  Total core deposits                                  118,192        118,944      118,074      118,256     118,072      (1)
Foreign and other time deposits                         19,090         19,385       25,038       22,948      22,349      (2)
--------------------------------------------------------------------------------------------------------------------------------
  Total deposits                                     $ 137,282        138,329      143,112      141,204     140,421      (1) %
--------------------------------------------------------------------------------------------------------------------------------

Key Points

o Loan growth of 2% excluding divestitures and securitizations

o Solid core deposit growth given normal seasonality - up 1% excluding divestitures

Restructuring Update                             [FIRST UNION LOGO APPEARS HERE]
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                          2001                                                2000
                                                       ---------   --------------------------------------------------
Restructuring Charges and Other Charges/Gains            First        Fourth        Third       Second        First
(In millions)                                           Quarter       Quarter      Quarter      Quarter      Quarter
----------------------------------------------------------------------------------------------------------------------
Restructuring charges
----------------------------------------------------------------------------------------------------------------------
  Total strategic repositioning charges                 $    -           -           30           2,099          -
Reversal of March 1999 and other accruals                  (14)         (1)          (2)              -        (14)
----------------------------------------------------------------------------------------------------------------------
  Total                                                    (14)         (1)          28           2,099        (14)
EVEREN acquisition and other merger-related charges         16          34           24              11          9
----------------------------------------------------------------------------------------------------------------------
  Total                                                  $   2          33           52           2,110         (5)
----------------------------------------------------------------------------------------------------------------------
Other charges/gains
Provision for loan losses                                    -           -          180             802          -
Service charges and fees                                     -           -            2              44          -
Other income                                               (28)       (171)        (540)            768          -
Other noninterest expense                                   69         212           68              27          -
----------------------------------------------------------------------------------------------------------------------
  Total other charges/gains                              $  41          41         (290)          1,641          -
----------------------------------------------------------------------------------------------------------------------
  Total restructuring and other charges/gains               43          74         (238)          3,751         (5)
Income tax (benefits)                                      (17)        (38)          88            (838)         3
----------------------------------------------------------------------------------------------------------------------
After-tax restructuring, merger-related
 and other charge/gains                                  $  26          36         (150)          2,913         (2)
----------------------------------------------------------------------------------------------------------------------

Key Points

o Closed sale of remaining 26 branches ($617 million in deposits, $115 million in loans)

o Gains on branch sales totaled $73 million pre-tax

                                                 [FIRST UNION LOGO APPEARS HERE]
Asset Quality
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                       2001                                      2000
Asset Quality                                        -------    -------------------------------------   1Q01
                                                       First     Fourth     Third    Second     First    vs
(In millions)                                        Quarter    Quarter   Quarter   Quarter   Quarter   4Q00
-------------------------------------------------------------------------------------------------------------
Nonperforming assets
Loans                                               $  1,231      1,176       854       791     1,175     5 %
Other real estate                                        106        103        97        93        95     3
Loans in assets held for sale                            344        334       349       331        30     3
-------------------------------------------------------------------------------------------------------------
  Total nonperforming assets                        $  1,681      1,613     1,300     1,215     1,300     4 %
-------------------------------------------------------------------------------------------------------------
as % of loans, net                                      1.09%      1.03      0.77      0.69      0.93     -
-------------------------------------------------------------------------------------------------------------
as % of loans, net, including assets held for sale      1.30%      1.22      0.98      0.87      0.92     -
-------------------------------------------------------------------------------------------------------------
Allowance for loan losses
-------------------------------------------------------------------------------------------------------------
Balance, end of period                              $  1,759      1,722     1,720     1,706     1,760     2 %
-------------------------------------------------------------------------------------------------------------
as % of loans, net                                      1.43%      1.39      1.39      1.33      1.30     -
as % of nonaccrual and restructured loans (a)            143        146       202       215       150     -
as % of nonperforming assets (a)                         132%       135       181       193       139     -
-------------------------------------------------------------------------------------------------------------
Loans losses, net                                   $    159        192       142       228       189   (17)%
Commercial, as % of average commercial loans            0.56%      0.80      0.53      0.73      0.53     -
Consumer, as % of average consumer loans                0.48       0.36      0.35      0.63      0.64     -
Total, as % of average loans, net                       0.53%      0.64      0.46      0.69      0.57     -
-------------------------------------------------------------------------------------------------------------
(a) These ratios do not include nonperforming loans included in other assets as held for sale.
Loans 90 days past due were $220 million, $183 million, $145 million, $84 million and $134 million in the first quarter of 2001 and in the fourth, third, second and first quarters of 2000, respectively.
-------------------------------------------------------------------------------------------------------------

Key Points

o Net loan losses improved 17% to $159 million; NPAs rose modestly to 1.30% of total loans
o    Charge-offs and NPA guidance remains unchanged
o    Allowance increased $37 million to 1.43%
o Delinquencies 90 days past due were $220 million vs. $183 million at December 31

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Nonperforming Assets
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                       2001                      2000
Nonperforming Assets (a)                            -------    -------------------------------------   1Q01
                                                       First     Fourth     Third    Second     First    vs
(In millions)                                        Quarter    Quarter   Quarter   Quarter   Quarter   4Q00
-------------------------------------------------------------------------------------------------------------
Balance, beginning of period                        $  1,279        951       884     1,270     1,066    34 %
-------------------------------------------------------------------------------------------------------------
Commercial loan activity
  New nonaccrual loans                                   251        481       217       242       303   (48)
  Advances                                                15          6         6         -         -     -
  Charge-offs                                            (69)      (112)      (27)      (93)      (70)  (38)
  Transfers to assets held for sale, net                   -         11       (46)     (223)        -  (100)
  Payments                                               (59)       (22)      (29)      (11)       (5)    -
  Sales                                                    -        (15)        -         -         -  (100)
  Other (activity under $5 million)                      (53)       (69)      (93)      (78)      (40)  (23)
-------------------------------------------------------------------------------------------------------------
    Commercial loan activity, net                         85        280        28      (163)      188   (70)
Consumer loan activity, net                              (27)        48        39      (223)       16     -
-------------------------------------------------------------------------------------------------------------
    Change in nonperforming assets                        58        328        67      (386)      204   (82)
-------------------------------------------------------------------------------------------------------------
Balance, end of period                              $  1,337      1,279       951       884     1,270     5  %
-------------------------------------------------------------------------------------------------------------
(a) Does not include nonperforming assets transferred to assets held for sale; which in the first quarter of
2001 and in the fourth, third, second and first quarters of 2000 were $344 million, $334 million, $349 million
$331 million and $30 million, respectively.
-------------------------------------------------------------------------------------------------------------



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Assets Held for Sale
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                          2001                                                2000
Assets Held for Sale                                   ---------   --------------------------------------------------
                                                          First        Fourth        Third       Second        First
(In millions)                                           Quarter       Quarter      Quarter      Quarter      Quarter
---------------------------------------------------------------------------------------------------------------------
2000 Strategic Repositioning
----------------------------
Balance, beginning of period                         $   4,263         4,983        6,326            -            -
Loans transferred to assets held for sale                    -             -          719         7,182           -
Allowance for loan losses related to
  loans transferred to assets held for sale                  -             2         (166)         (856)          -
Lower of cost or market valuation adjustments              (37)         (111)           -             -           -
Loans sold                                              (3,340)         (289)      (1,756)            -           -
Other, net (a)                                            (197)         (322)        (140)            -           -
---------------------------------------------------------------------------------------------------------------------
Balance, end of period                                     689         4,263        4,983          6,326          -
---------------------------------------------------------------------------------------------------------------------
Other
Balance, end of period                                   6,101         3,883        4,108          4,310      4,875
---------------------------------------------------------------------------------------------------------------------
Total loans held for sale, end of period              $  6,790         8,146        9,091         10,636      4,875
---------------------------------------------------------------------------------------------------------------------
(a) Other, net represents primarily loan payments.
Nonperforming assets included in loans held for sale in the first quarter of 2001 and in the fourth, third, second and first quarters of 2000 were $344 million, $334 million, $349 million, $331 million and $30 million, respectively.
---------------------------------------------------------------------------------------------------------------------

Key Points

o Securitized and sold $3.2 billion of The Money Store loans, sold $157 million commercial loans from strategic repositioning portfolio; $689 million balance remaining

o Growth in assets held for sale (originations/transfers net of sales) primarily related to increased mortgage production due to lower rate environment


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1st Quarter Summary
--------------------------------------------------------------------------------

o    Delivered cash operating earnings of 69(cents)per share

o    Allowance improved

o    Total NPAs up a manageable 4%

o    Charge-offs down

o    Strong expense control evident

o    Restructuring on track

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